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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D. C. 20549

                        ---------------------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  June 10, 1999



                              CLEVELAND-CLIFFS INC

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             (Exact name of registrant as specified in its charter)



              OHIO                     1-8944                 34-1464672

------------------------------    --------------------   -----------------------
(State or other jurisdiction         (Commission             (IRS Employer
         of incorporation)           File Number)           Identification No.)




    1100 Superior Avenue, Cleveland, Ohio                           44114

---------------------------------------------------------   --------------------
    (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (216-694-5700)
                                                   ------------------


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         -------------

         On June 10, 1999 Cleveland-Cliffs Inc published a News Release with respect to Outlook for 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)       Financial Statements of Business Acquired:  None
                   ------------------------------------------

         (b)       Pro Forma Financial Information:  None
                   --------------------------------

         (c)       Exhibits:
                   ---------

                   EXHIBIT
                   NUMBER     EXHIBIT
                   ------     -------                                -----------

                   99 (a)     Cleveland-Cliffs Inc News Release       Filed
                              published on June 10, 1999, with        Herewith
                              respect to Outlook for 1999



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       CLEVELAND-CLIFFS INC


                                       By:  /s/ C. B. Bezik
                                           ----------------------------------
                                           Name: C. B. Bezik
                                           Title:  Senior Vice President-Finance




Dated: June 17, 1999


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                                INDEX TO EXHIBITS
                                -----------------



         EXHIBIT
         NUMBER     EXHIBIT
         ------     -------                                     ---------

         99 (a)     Cleveland-Cliffs Inc News Release           Filed
                    published on June 10, 1999, with            Herewith
                    respect to Outlook for 1999



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